N-SAR FILING
                           THRIVENT SERIES FUND, INC.

                            Affiliated Underwritings
                  For 12-month period ending December 31, 2008




Fund                            Trade Date  CUSIP       Issuer                   144A   Price
---------------------------------------------------------------------------------------------
Thrivent Partner Mid Cap        4/21/2008   46121Y102   Intrepid Potash, Inc     Y      32.00
Value Portfolio
---------------------------------------------------------------------------------------------


Thrivent Partner Mid Cap
Value Portfolio                 11/12/2008  278865100   Ecolab, Inc              Y      30.50

---------------------------------------------------------------------------------------------



                                  Par/       Issuer                                Participating       Selling
Fund                              Amount     Size         Percent   Broker         Underwriters        Concession
-------------------------------------------------------------------------------------------------------------------
Thrivent Partner Mid Cap          390        30,000,000   0.001%    Merrill        Goldman Sachs       Underwriting
                                                                                   BMO Capital Mkts
                                                                                   Merrill Lynch
                                                                                   Morgan Stanley      spread of
                                                                    Lynch          Royal Bank of       1.92/share
Value Portfolio                                                     Capital Svcs   Canada              (6%)
-------------------------------------------------------------------------------------------------------------------
Thrivent Partner Mid Cap                                            Merrill        Goldman Sachs
Value Portfolio                   8,440      55,769,504   0.015%    Lynch          Credit Suisse       Underwriting
                                                                    Capital Svcs   Merrill Lynch       spread of
                                                                                   JP Morgan           0.5338/share
                                                                                   Citigroup           (1.75%)